Prepaid Expenses and Other Current Assets (Details) - USD ($)		Dec. 31, 2017	Dec. 31, 2016
Prepaid Expenses and Other Current Assets [Abstract]
Other receivable	[1]	$ 607,822	$ 294,233
Prepaid rent expense	[2]	75,943	174,830
Value added tax receivable		86,289	59,385
Auction bidding deposit and others		4,611	2,879
Total		774,665	531,327
Less current portion		774,665	356,498
Total noncurrent portion			$ 174,829

[1]	Other receivables mainly represent mainly advances to employees for business development purposes and prepaid employee insurance and welfare benefit which will be subsequently deducted from the employee payroll.
[2]	The Company's subsidiary Beijing REIT leases headquarter offices of 658 square meters from March 1, 2011 to August 30, 2018, and prepaid rent expense to the landlord, which is amortized over the lease term.